SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 23, 1999


                     GE CAPITAL MORTGAGE FUNDING CORPORATION
              (as Seller under the Pooling and Servicing Agreement,
                         dated as of September 1, 1999,
              providing for the issuance of REMIC Home Equity Loan
                   Pass-Through Certificates, Series 1999-HE3)


                     GE Capital Mortgage Funding Corporation
             (Exact name of registrant as specified in its charter)


   Delaware                          33-5042                  52-2134173
 ----------------------------------------------------------------------------
(State or other jurisdiction       (Commission            (I.R.S. Employer
  of incorporation)                 File Number)          Identification No.)




                             Three Executive Campus
                                   Suite W602
                          Cherry Hill, New Jersey 08002
               (Address of Principal Executive Office) (Zip Code)



        Registrant's telephone number, including area code (609) 661-5881

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

General.

On September 23, 1999, GE Capital Mortgage Funding Corporation offered to investors certain classes of its REMIC Home Equity Loan Pass-Through Certificates, Series 1999-HE3 (the "Certificates") evidencing beneficial ownership interests in a trust fund (the "Trust Fund"). The assets of the Trust Fund consist primarily of a pool (the "Mortgage Pool") of closed-end, fixed-rate, home equity loans (the "Mortgage Loans") secured by first or second liens on one- to four-family residential properties (the "Mortgaged Properties"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Prospectus dated September 21, 1999 as supplemented by the Prospectus Supplement dated September 21, 1999.

The original principal balance of each class of the Certificates is as follows:


       Class A1                                      $137,500,000.00
       Class A2                                       $44,000,000.00
       Class A3                                       $83,000,000.00
       Class A4                                       $52,000,000.00
       Class A5                                       $23,441,000.00
       Class A6                                       $37,771,000.00
       Class R1                                              $500.00
       Class R2                                              $500.00
       Class M                                        $13,025,000.00
       Class B1                                       $11,939,000.00
       Class B2                                       $10,420,000.00
                                                 ------------------------
                                          Total      $413,097,000.00
                                                 ------------------------


(1) The Class S has an original Notional Principal Balance equal to $434,153,613.29

The initial Junior Percentage and Senior Percentage of the Certificates are approximately 13.00% and 87.00% respectively. The Bankruptcy Loss Amount, the Fraud Loss Amount and the Special Hazard Loss Amount, as of the initial issuance of the Certificates, are approximately $75,000, $4,341,536 and $2,170,768 respectively, representing approximately 0.02%, 1.00% and .50%, respectively, of the aggregate Principal Balances of the Mortgage Loans as of September 1, 1999 (the "Cut-off Date").

The Mortgage Loans accrue interest on a simple interest basis (the "Simple Interest Mortgage Loans") or a self-amortizing basis (the "Self-Amortizing Mortgage Loans"). Approximately 72.66% of the Mortgage Loans are Self-Amortizing Mortgage Loans, and approximately 27.34% of the Mortgage Loans are Simple Interest Mortgage Loans, in each case by Principal Balance as of the Cut-off Date.

     The Mortgage Rates borne by the Mortgage Loans range from approximately 6.85% to 15.44% per annum, and the weighted average of the Mortgage Rates as of the Cut-off Date for the Mortgage Loans is approximately 9.69% per annum. The original principal balances of the Mortgage Loans range from approximately $2,663.00 to $497,000.00 and, as of the Cut-off Date, the average Principal Balance of the Mortgage Loans is approximately $68,478.49 after application of payments made before the Cut-off Date. The month and year of the earliest origination date of any Mortgage Loan is March 1991, and the month and year of the latest scheduled maturity date of any such Mortgage Loan is September 2029. All of the Mortgage Loans have original terms to maturity of approximately 5 years to 30 years. The remaining months to stated maturity for the Mortgage Loans as of the Cut-off Date range from approximately 29 months to 360 months and the weighted average remaining months to stated maturity of the Mortgage Loans as of the Cut-off Date is approximately 192 months. Approximately 46.66% of the Mortgage Loans are Balloon Loans. The weighted average remaining term to stated maturity of the Balloon Loans is approximately 147 months. The Home Equity Loan-to-Value Ratios of the Mortgage Loans at origination range from approximately 2.04% to 95.38%, and the weighted average of the Home Equity Loan-to-Value Ratios of the Mortgage Loans at origination is approximately 68.22%. The Second-Lien Combined Loan-to-Value Ratio of the second-lien Mortgage Loans at origination range from approximately 18.59% to 102.31%, and the weighted average of the Second-Lien Combined Loan-to-Value Ratios of such Mortgage Loans at origination is approximately 86.93%. No more than approximately 0.50% (by Principal Balance as of the Cut-off Date) of the Mortgage Loans will be secured by Mortgaged Properties located in any one postal zip code area.

     No more than approximately 4.00% (by Principal Balance as of the Cut-off
Date) of the Mortgage Loans have been originated under GE Capital Mortgage Services, Inc.'s no income verification programs.

     Set forth below is a description of certain additional characteristics of the Mortgage Pool and the Mortgage Loans included therein (the sum of the balances may not equal 100% due to rounding) :

                         Cut-off Date Principal Balances

-----------------------------------------------------------------------------------------------------------
  Range of Cut-off Date          Number of           Cut-off Date          Percentage of Cut-off Date
   Principal Balances         Mortgage Loans      Principal Balance       Aggregate Principal Balance
-----------------------------------------------------------------------------------------------------------

$   00.00 -   10,000.00             62               $505,918.22                  0.12%
10,000.01 -   20,000.00            480             $7,654,390.76                  1.76%
20,000.01 -   30,000.00            682            $17,442,399.93                  4.02%
30,000.01 -   40,000.00            736            $25,992,788.81                  5.99%
40,000.01 -   50,000.00            728            $32,997,220.15                  7.60%
50,000.01 -   60,000.00            662            $36,449,243.61                  8.40%
60,000.01 -   75,000.00            846            $57,124,898.17                 13.16%
75,000.01 -  100,000.00            996            $86,768,608.55                 19.99%
100,000.01 - 150,000.00            800            $96,156,651.74                 22.15%
150,000.01 - 200,000.00            215            $36,878,707.50                  8.49%
200,000.01 - 250,000.00             68            $15,093,078.06                  3.48%
250,000.01 - 300,000.00             33             $9,124,043.16                  2.10%
300,000.01 - 350,000.00             11             $3,604,688.22                  0.83%
350,000.01 - 400,000.00             17             $6,560,804.92                  1.51%
400,000.01 and Above                 4             $1,800,171.49                  0.41%
                              --------------------------------------------------------------------------
                        Total    6,340           $434,153,613.29                100.00%
                              ==========================================================================


                                 Mortgage Rates


------------------------------ -------------------------- --------------------------- -----------------------------------
                                       Number of                 Cut-off Date             Percentage of Cut-off Date
Range of Mortgage Rates             Mortgage Loans            Principal Balance          Aggregate Principal Balance
------------------------------ -------------------------- --------------------------- -----------------------------------

  0.000 -  7.500%                                61                     $4,264,834.85                    0.98%
  7.501 -  8.000                                481                    $31,227,298.25                    7.19%
  8.001 -  8.500                                751                    $55,892,678.17                   12.87%
  8.501 -  9.000                              1,075                    $77,439,114.98                   17.84%
  9.001 -  9.500                                821                    $58,098,351.91                   13.38%
  9.501 - 10.000                                886                    $64,837,408.23                   14.93%
 10.001 - 10.500                                453                    $32,238,431.81                    7.43%
 10.501 - 11.000                                578                    $40,250,321.72                    9.27%
 11.001 - 11.500                                401                    $25,536,355.63                    5.88%
 11.501 - 12.000                                401                    $21,391,391.42                    4.93%
 12.001 - 12.500                                186                    $10,029,443.87                    2.31%
 12.501 - 13.000                                131                     $6,758,075.97                    1.56%
 13.001 - 13.500                                 32                     $1,973,629.80                    0.45%
 13.501 - 14.000                                 34                     $2,131,521.97                    0.49%
 14.001 - 14.500                                 15                       $449,983.75                    0.10%
 14.501 - 15.000                                 22                     $1,232,671.58                    0.28%
 14.001 - 14.500                                 12                       $402,099.38                    0.09%

                                     -------------------------- --------------------------- -----------------------------------
                              Total           6,340                   $434,153,613.29                  100.00%
                                     ========================== =========================== ===================================

                 Geographic Distribution of Mortgaged Properties

---------------------------- --------------------- ---------------------- ------------------------------------
                                  Number of            Cut-off Date       Percentage of Cut-off Date Aggregate
           State                Mortgage Loans       Principal Balance               Principal Balance
---------------------------- --------------------- ---------------------- ------------------------------------

Alabama                                  92              $5,133,515.04                    1.18%
Arizona                                  23              $1,141,314.31                    0.26%
Arkansas                                 11                $671,165.39                    0.15%
California                              356             $32,532,621.47                    7.49%
Colorado                                 72              $5,327,237.67                    1.23%
Connecticut                             259             $20,726,326.94                    4.77%
Delaware                                 56              $4,116,606.66                    0.95%
District of Columbia                     84              $6,690,025.67                    1.54%
Florida                                 994             $52,174,874.95                   12.02%
Georgia                                 164             $11,209,493.76                    2.58%
Hawaii                                    2                 $79,903.07                    0.02%
Idaho                                     6                $362,036.98                    0.08%
Illinois                                410             $29,618,176.84                    6.82%
Indiana                                 121              $5,966,522.93                    1.37%
Iowa                                      5                $203,998.94                    0.05%
Kansas                                    6                $396,432.76                    0.09%
Kentucky                                 30              $1,928,871.80                    0.44%
Louisiana                                22              $1,433,808.78                    0.33%
Maine                                     7                $594,031.33                    0.14%
Maryland                                362             $26,589,908.88                    6.12%
Massachusetts                           347             $27,352,396.64                    6.30%
Michigan                                125              $7,918,551.30                    1.82%
Minnesota                                20              $1,277,968.59                    0.29%
Mississippi                              19                $833,344.22                    0.19%
Missouri                                106              $5,371,057.79                    1.24%
Montana                                   1                 $15,992.28                    0.01%
Nebraska                                 21              $1,333,173.33                    0.31%
Nevada                                   13                $467,134.69                    0.11%
New Hampshire                            35              $2,566,382.43                    0.59%
New Jersey                              345             $28,075,938.51                    6.47%
New Mexico                               31              $1,880,484.41                    0.43%
New York                                585             $46,082,090.20                   10.61%
North Carolina                          233             $13,198,719.61                    3.04%
North Dakota                              1                 $94,951.67                    0.02%
Ohio                                    155             $10,063,837.13                    2.32%
Oklahoma                                 15                $775,918.10                    0.18%
Oregon                                   61              $4,616,029.60                    1.06%
Pennsylvania                            338             $20,815,939.83                    4.79%
Rhode Island                            175             $12,889,926.16                    2.97%
South Carolina                          226             $12,228,316.34                    2.82%
Tennessee                               112              $7,662,167.41                    1.76%
Texas                                    28              $2,626,222.82                    0.60%
Utah                                     22              $1,631,843.59                    0.38%
Vermont                                   5                $314,448.46                    0.07%
Virginia                                132              $8,399,658.98                    1.93%
Washington                               80              $7,100,854.47                    1.64%
West Virginia                             8                $491,921.46                    0.11%
Wisconsin                                15                $951,322.31                    0.22%
Wyoming                                   4                $220,146.79                    0.05%
                             --------------------- ---------------------- ------------------------------------
                      Total            6340            $434,153,613.29                  100.00%
                             ===================== ====================== ====================================


                           Priority of Mortgage Loans

------------------------------------ -------------------------- --------------------------- ------------------------------------
                                             Number of                 Cut-off Date             Percentage of Cut-off Date
             Priority                     Mortgage Loans            Principal Balance           Aggregate Principal Balance
------------------------------------ -------------------------- --------------------------- ------------------------------------

First-priority                                4,845                   $376,289,699.45                   86.67%
Second-priority                               1,495                    $57,863,913.84                   13.33%
                                     -------------------------- --------------------------- ------------------------------------
                              Total           6,340                   $434,153,613.29                  100.00%
                                     ========================== =========================== ====================================


                               Year of Origination

------------------------------------ -------------------------- --------------------------- ------------------------------------
                                             Number of                 Cut-off Date             Percentage of Cut-off Date
        Year of Origination               Mortgage Loans            Principal Balance           Aggregate Principal Balance
------------------------------------ -------------------------- --------------------------- ------------------------------------

1991                                             14                    $1,323,486.78                     0.30%
1992                                            295                   $21,821,649.62                     5.03%
1993                                          1,296                   $84,336,601.10                    19.43%
1994                                            973                   $61,263,747.76                    14.11%
1997                                              3                      $330,110.03                     0.08%
1998                                             61                    $4,501,491.11                     1.04%
1999                                          3,698                  $260,576,526.89                    60.02%
                                     -------------------------- --------------------------- ------------------------------------
                              Total           6,340                  $434,153,613.29                   100.00%
                                     ========================== =========================== ====================================



           Months Remaining to Stated Maturity as of the Cut-off Date

------------------------------------------------------------------------------------------------------
Number of Months
Remaining to Stated            Number of             Cut-off Date          Percentage of Cut-off Date
    Maturity                 Mortgage Loans        Principal Balance      Aggregate Principal Balance
------------------------------------------------------------------------------------------------------

25 - 36                             1                    $16,668.84                0.00%
49 - 60                            51                 $1,159,395.59                0.27%
61 - 72                            11                   $413,534.56                0.10%
73 - 84                            48                 $2,132,790.47                0.49%
85 - 96                           139                $10,820,680.67                2.49%
97 - 108                          726                $46,857,188.34               10.79%
109 - 120                       1,334                $81,926,668.94               18.87%
121 - 132                          61                 $3,804,848.57                0.88%
133 - 144                           2                    $66,374.65                0.02%
145 - 156                          13                   $940,636.60                0.22%
157 - 168                         144                 $8,954,484.38                2.06%
169 - 180                       2,211               $157,442,648.43               36.26%
181 - 192                          13                   $700,966.21                0.16%
229 - 240                         776                $41,616,231.29                9.59%
277 - 288                           1                    $94,349.66                0.02%
289 - 300                          24                 $1,875,866.19                0.43%
337 - 348                           2                   $118,640.00                0.03%
349 - 361                         783                $75,211,639.90               17.32%
                           ---------------------------------------------------------------------------
                    Total       6,340               $434,153,613.29              100.00%
                           ===========================================================================

                        Types of Mortgaged Properties (1)

------------------------------------ -------------------------- --------------------------- ------------------------------------
                                             Number of                 Cut-off Date             Percentage of Cut-off Date
           Property Type                  Mortgage Loans            Principal Balance           Aggregate Principal Balance
------------------------------------ -------------------------- --------------------------- ------------------------------------

Single-family detached                          5,287                 $367,726,891.18                    84.70%
Single-family attached                            364                  $20,916,347.00                     4.82%
2 - 4 family                                      399                  $29,259,293.81                     6.74%
Condominiums                                      125                   $6,910,804.49                     1.59%
Cooperative                                         4                     $514,480.38                     0.12%
Manufactured housing                              161                   $8,825,796.43                     2.03%
                                     -------------------------- --------------------------- ------------------------------------
                              Total             6,340                 $434,153,613.29                   100.00%
                                     ========================== =========================== ====================================


                       Use of Mortgaged Properties (1)(2)

------------------------------------ -------------------------- --------------------------- ------------------------------------
                                             Number of                 Cut-off Date             Percentage of Cut-off Date
                Use                       Mortgage Loans            Principal Balance           Aggregate Principal Balance
------------------------------------ -------------------------- --------------------------- ------------------------------------

Primary residence                               5,994                 $414,739,076.00                       95.53%
Non-primary residence(2)                          346                  $19,414,537.29                        4.47%
                                     -------------------------- --------------------------- ------------------------------------
                              Total             6,340                 $434,153,613.29                      100.00%
                                     ========================== =========================== ====================================

(1) Based on information supplied by the Mortgagor in the loan application.
(2) The Company believes that the majority of the non-primary residences are investment properties.

                                  Second-Lien
                      Combined Loan-to-Value Ratio (1) (2)
                        (for Second-Lien Mortgage Loans)

------------------------------------ -------------------------- --------------------------- ------------------------------------

         Range of Combined           Number of Mortgage Loans          Cut-off Date             Percentage of Cut-off Date
       Loan-to-Value Ratios          in a Second-Lien Position      Principal Balance        Aggregate Principal Balance in a
                                                                                                   Second-Lien Position
------------------------------------ -------------------------- --------------------------- ------------------------------------

 10.01 - 20.00                                      2                      $19,744.91                        0.03%
 20.01 - 30.00                                      5                     $100,201.25                        0.17%
 30.01 - 40.00                                      4                     $101,374.58                        0.18%
 40.01 - 50.00                                     17                     $737,470.77                        1.27%
 50.01 - 60.00                                     35                   $1,477,049.43                        2.55%
 60.01 - 70.00                                     72                   $3,918,973.97                        6.77%
 70.01 - 75.00                                     88                   $3,727,202.79                        6.44%
 75.01 - 80.00                                    188                   $7,239,993.26                       12.51%
 80.01 - 85.00                                    157                   $7,751,868.65                       13.40%
 85.01 - 90.00                                    160                   $6,343,913.08                       10.96%
 90.01 - 95.00                                    142                   $5,203,033.36                        8.99%
 95.01 - 102.31                                   625                  $21,243,087.79                       36.71%
                                     -------------------------- --------------------------- ------------------------------------
                              Total             1,495                  $57,863,913.84                      100.00%
                                     ========================== =========================== ====================================


(1) The "Second-Lien Combined Loan-to-Value Ratio" of a second-lien Mortgage Loan is the ratio (expressed as a percentage) that the sum of the original principal balance of such Mortgage Loan and the then current principal balance of the related first-lien mortgage loan, bears to the appraised value of the related Mortgaged Property at the time such Mortgage Loan was originated (or if the proceeds of such Mortgage Loan were used to refinance an existing mortgage, the appraised value based on a recent appraisal).
(2) The weighted average of the Second-Lien Combined Loan-to-Value Ratio for second-lien Mortgage Loans is approximately 86.93%.

                     Home Equity Loan-to-Value Ratio (1) (2)

------------------------------------ -------------------------- --------------------------- ------------------------------------

       Range of Home Equity          Number of Mortgage Loans          Cut-off Date             Percentage of Cut-off Date
       Loan-to-Value Ratios                                         Principal Balance           Aggregate Principal Balance
------------------------------------ -------------------------- --------------------------- ------------------------------------

  0.00 - 10.00%                                   155                   $3,372,302.40                        0.78%
 10.01 - 20.00                                    843                  $29,382,144.95                        6.77%
 20.01 - 30.00                                    430                  $17,763,706.40                        4.09%
 30.01 - 40.00                                    224                  $11,594,748.57                        2.67%
 40.01 - 50.00                                    242                  $13,557,235.49                        3.12%
 50.01 - 60.00                                    367                  $23,298,260.60                        5.37%
 60.01 - 70.00                                    807                  $57,023,424.23                       13.13%
 70.01 - 75.00                                    642                  $50,976,954.06                       11.74%
 75.01 - 80.00                                  1,539                 $125,172,669.80                       28.83%
 80.01 - 85.00                                    669                  $57,779,449.36                       13.31%
 85.00 - 90.00                                    421                  $44,066,120.19                       10.15%
 90.01 - 95.38                                      1                     $166,597.24                        0.04%
                                     -------------------------- --------------------------- ------------------------------------
                              Total             6,340                 $434,153,613.29                      100.00%
                                     ========================== =========================== ====================================


(1) The "Home Equity Loan-to-Value Ratio" of a Mortgage Loan is the ratio (expressed as a percentage) that the original principal balance of such Mortgage Loan bears to the appraised value (or, with respect to approximately 61.18% of the Mortgage Loans, the lesser of (i) the appraised value or (ii) the selling price) of the related Mortgaged Property at the time such Mortgage Loan was originated (or if the proceeds of such Mortgage Loan were used to refinance an existing mortgage, the appraised value based on a recent appraisal).

(2) The weighted average of the Home Equity Loan-to-Value Ratios for the Mortgage Loans is approximately 68.22%. The weighted average of the Home Equity Loan-to-Value Ratios for the first-lien Mortgage Loans and the second-lien Mortgage Loans is approximately 75.28% and 22.30%, respectively.

                         Home Equity Loan Ratio (1) (2)
                        (for second-lien Mortgage Loans)

------------------------------------ -------------------------- --------------------------- ------------------------------------
                                                                                                Percentage of Cut-off Date
                                             Number of                                        Aggregate Principal Balance of
           Range of Home                Mortgage Loans in a            Cut-off Date           Mortgage Loans in a Second-Lien
        Equity Loan Ratios             Second-Lien Position         Principal Balance                    Position
------------------------------------ -------------------------- --------------------------- ------------------------------------

     0 - 10.00%                                    57                     $980,969.65                        1.70%
 10.01 - 20.00                                    729                  $22,151,516.20                       38.28%
 20.01 - 30.00                                    440                  $18,806,490.73                       32.50%
 30.01 - 40.00                                    160                   $9,014,515.26                       15.58%
 40.01 - 50.00                                     63                   $4,586,546.57                        7.93%
 50.01 - 60.00                                     19                     $923,355.35                        1.60%
 60.01 - 70.00                                     14                     $874,303.56                        1.51%
 70.01 - 75.00                                      3                      $82,218.80                        0.14%
 75.01 - 80.00                                      4                     $200,285.37                        0.35%
 80.01 - 85.01                                      4                     $186,648.86                        0.32%
 85.01 - 90.00                                      1                      $29,689.47                        0.05%
 90.01 - 92.28                                      1                      $27,374.02                        0.05%
                                     ========================== =========================== ====================================
                             Total:              1495                  $57,863,913.84                      100.00%
                                     ========================== =========================== ====================================

(1) The "Home Equity Loan Ratio" of a second-lien Mortgage Loan is the ratio (expressed as a percentage) that the original principal balance of such Mortgage Loan bears to the total of the original principal balance of such Mortgage Loan plus the outstanding amount of the related first-lien Mortgage Loan at the time such Mortgage Loan was originated.

(2) The weighted average of the Home Equity Loan Ratios of the second-lien Mortgage Loans is approximately 26.00%.


                                    Loan Type

------------------------------------ -------------------------- --------------------------- ------------------------------------
                                             Number of                 Cut-off Date             Percentage of Cut-off Date
               Type                       Mortgage Loans            Principal Balance           Aggregate Principal Balance
------------------------------------ -------------------------- --------------------------- ------------------------------------
Fully amortizing                                4,044                 $231,576,859.20                       53.34%
Balloon                                         2,296                 $202,576,754.09                       46.66%
                                     -------------------------- --------------------------- ------------------------------------
                              Total             6,340                 $434,153,613.29                      100.00%
                                     ========================== =========================== ====================================


           Months Remaining to Stated Maturity as of the Cut-off Date
                               (for Balloon Loans)

------------------------------ -------------------------- --------------------------- ------------------------------------
Number of Months
Remaining to                     Number of                                          Percentage of Cut-off Date
Stated Maturity                  Balloon Mortgage              Cut-off Date           Aggregate Principal Balance of
as of Cut-off Date               Loans                       Principal Balance               Balloon Loans
------------------------------ -------------------------- --------------------------- ------------------------------------

24 - 36                                     1                      $16,668.84                        0.01%
48 - 60                                     5                     $180,961.54                        0.09%
61 - 72                                     6                     $303,988.84                        0.15%
73 - 84                                    31                   $1,772,190.49                        0.87%
85 - 96                                    85                   $8,264,444.90                        4.08%
97 - 108                                  324                  $28,066,368.82                       13.85%
109 - 120                                 586                  $48,626,451.19                       24.00%
121 - 132                                  31                   $2,444,135.42                        1.21%
133 - 180                               1,227                 $112,901,544.05                       55.73%
                               -------------------------- --------------------------- ------------------------------------
                        Total           2,296                 $202,576,754.09                      100.00%
                               ========================== =========================== ====================================

ITEM 7   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS



1.1 The Underwriting Agreement for the Series 1999-HE3 Certificates dated September 21, 1999, as modified and supplemented by the related terms agreement dated September 21, 1999, among GE Capital Mortgage Funding Corporation, Prudential Securities Incorporated and Greenwich Capital Markets, Inc.

4.1 The Pooling and Servicing Agreement for the Series 1999-HE3 Certificates dated as of September 1, 1999 among GE Capital Mortgage Funding Corporation, as seller, GE Capital Mortgage Services, Inc., as servicer, and Bank One, National Association, as trustee.

                                   SIGNATURES



              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                        GE Capital Mortgage Funding Corporation




                                        By:       /s/ Syed W. Ali
                                                  ---------------
                                        Name:     Syed W. Ali
                                        Title:    Vice President



Dated as of September 23, 1999